UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2025
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506		27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1601 Utica Avenue South, Suite 900	St. Louis Park,	MN	55416
(Address of Principal Executive Offices)			(Zip Code)
(612) 453-4100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
9.375% Senior Notes Due 2030	TWOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On July 28, 2025, Two Harbors Investment Corp. (the “Company”) furnished as Exhibits 99.1 and 99.2 to its Current Report on Form 8-K (the “Original Form 8-K”) a Press Release of Two Harbors Investment Corp., dated July 28, 2025 (the "Original Press Release") and its Second Quarter Earnings Call Presentation (the “Original Presentation”) related to the release of its financial results for the quarter ended June 30, 2025. An updated Press Release of Two Harbors Investment Corp., dated July 28, 2025 (the "Updated Press Release"), and an updated Second Quarter Earnings Call Presentation (the “Updated Presentation”) are furnished herewith as Exhibits 99.1 and 99.2, respectively. The Updated Press Release contains a corrected calculation of total liabilities, and total liabilities and stockholders' equity, on the Consolidated Balance Sheets, and a corrected interest expense amount on the Consolidated Statements of Comprehensive (Loss) Income. The Updated Press Release and Updated Presentation also reflect a corrected number of MSR bulk purchases, four total, during the second quarter.

The Company is filing this Amendment No. 1 to the Original Form 8-K solely to correct and replace the Original Press Release and the Original Presentation with the Updated Press Release and Updated Presentation. Accordingly, Item 9.01 is hereby amended by furnishing herewith Exhibits 99.1 and 99.2. No other changes have been made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Two Harbors Investment Corp., dated July 28, 2025.
99.2	2025 Second Quarter Earnings Call Presentation.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
Chief Legal Officer and Secretary

Date: July 28, 2025